EXHIBIT 10.9


OFFICE LEASE--FORM A--(Revised 1976)
_____________________________________________________________________________
THIS INDENTURE, made October 6, 1997,

Witnesseth:

THE TAKIFF PROPERTIES GROUP LTD. #2 Sanford Takiff, General
Partner, With Berkson & Sons Ltd. As Managing Agent

Lessor, hereby leases unto ALANORTH, L.L.C., Lessee

And the Lessee accepts the Premises, known as

633 Skokie Boulevard, Northbrook, Illinois 60062, Suite #407 (approximately 2,600 rentable square feet)

Chicago, Illinois, for the Term of Five (5) Years commencing JANUARY 1, 1998; and ending DECEMBER 31, 2002 unless sooner terminated as provided herein, to be occupied and used by the Lessee for General Offices

In consideration Thereof, the Parties Covenant and Agree:

1. Rent: Lessee shall pay to the Lessor, or to Berkson & Sons Ltd. In coin or currency which, at the time or times of payment, is legal tender for public and private debts in the United States of America, at 333 Skokie Boulevard, Suite #111, Northbrook, IL 60062 or as directed from time to time by the Lessor's notice, the sum of Two Hundred Seven Thousand Fifty-Six and 52/100ths Dollars ($207,056.52)in installments as follows:

Commencing   JANUARY   1,   1998  thru   DECEMBER   31,   1998  -   $3,250.00/MO
($39,000.00/Year) Commencing JANUARY 1, 1999 thru DECEMBER 31, 1999 - $3,347.50/MO ($40,170.00/Year) Commencing JANUARY 1, 2000 thru DECEMBER 31, 2000
- $3,447.93/MO ($41,375.16/Year) Commencing JANUARY 1, 2001 thru DECEMBER 31, 2001 - $3,551.37/MO ($42,616.44/Year) Commencing JANUARY 1, 2002 thru DECEMBER 31, 2002 - $3,657.91/MO ($43,894.92/Year)

Payable one each in advance promptly on the first day of every calendar month of the term and at the current rate for fractions of a month if the term shall be terminated on any day other than the last day of any month. Unpaid rent shall bear interest at 7% per annum from the date due until paid.

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2.  Service:  The Lessor  shall  provide:  (a) Janitor  Service in and about the premises. Saturdays, Sundays and holidays be given, such janitor service shall be subject to the Lessor's supervision but at the Lessee's sole responsibility. The Lessee shall not provide any janitor service in the premises except through a janitor contractor or employees who are, and shall continuously be, in each and every instance satisfactory to the Lessor.

(b) Heat daily from 8 a.m. to 5 p.m. (Saturdays to 1 p.m.), Sundays and Holidays excepted, whenever heat shall, in the Lessor's judgment, be required for the comfortable occupation and use of the premises.

(c) Water from mains for drinking, lavatory and toilet purposes, drawn through fixtures installed.

(d) Passenger Elevator Service in common with other tenants daily from 8 a.m. to 6 p.m. (Saturdays to 1 p.m.), Sundays and Holidays excepted. Elevator service at other times shall be optional with the Lessor and, if provided, shall never be deemed a continuing obligation of the Lessor. The Lessor may change manually operated and controlled elevators to be operatorless, automatic elevators operated and controlled by passengers without liability of the Lessor to the Lessee and without impairing any obligation of the Lessee under this lease.

(e) Electricity if and so long as the Lessor shall generate or distribute electric current for light and power in the Building. So long as the Lessor provides electricity in the building, the Lessee shall obtain all current used in the premises from the Lessor.

         The Lessor does not warrant that any of the services above mentioned will be free from interruptions caused by war, insurrection, civil commotion, riots, acts of God or the enemy, governmental action, repairs, renewals, improvements, alterations, strikes, lockouts, picketing, whether legal or illegal, accidents, inability of the Lessor to obtain fuel or supplies or any other cause or causes beyond the reasonable control of the Lessor. Any such interruption of service shall never be deemed an eviction or disturbance of the Lessee's use and possession of the premises or any part thereof, or render the Lessor liable to the Lessee for damages, or relieve the Lessee from performance of the Lessee's obligations under this lease.

3. Lessor's Title: The Lessor's title is and always shall be paramount to the title of the Lessee, and nothing herein contained shall empower the Lessee to do any act which can, shall or may encumber the title of the Lessor.

4.       Certain Rights Reserved to the Lessor:  The Lessor reserves


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the following  rights:  (a) to change the name or street address of the Building notice or liability of the Lessor to the Lessee; (b) to install and maintain a sign or signs on the exterior of the Building; (c) to have access for the Lessor and the other tenants of the Building to any mail chutes located on the premises according to the rules of the United States Post Office; (d) to designate all sources furnishing sign painting and lettering, ice, drinking water, towels and toilet supplies used on the premises; (e) during the last ninety days of the term or any part thereof, if during or prior to that time the Lessee vacates the premises, to decorate, remodel, repair, alter or otherwise prepare the premises for reoccupancy; (f) to constantly have pass keys to the premises; (g) to grant to anyone the exclusive right to conduct any particular business or undertaking in the Building;(h) to exhibit the premises to others and to display "For Rent" signs on the premises; (i) to take any and all measures, including inspections, repairs, alterations, additions and improvements to the premises or the Building or the Lessor's interests, or as may be necessary or desirable in the operation of the Building.

         The Lessor may enter upon the premises and may exercise any or all of the foregoing rights hereby reserved without being deemed guilty of an eviction or disturbance of the Lessee's use or possession and without being liable in any manner to the Lessee.

5. Default Under Other Lease: If the term of any lease, other than this lease, made by the Lessee for any premises in the Building shall be terminated or terminable after the making of this lease because of any default by the Lessee under such other lease, such fact shall empower the Lessor, at the Lessor's sole option, to terminate this lease by notice to the Lessee.

6. Liability for Acts or Neglect: If any damage whether to the demised premises or to the building, or any part thereof, or whether to the Lessor or to other tenants in the building, results from any act or neglect of the Lessee, or of the Lessee's agents or employees, the Lessor may, at the Lessor's option, repair such damage and the Lessee shall, upon demand by the Lessor, reimburse the Lessor forthwith for the total cost of such repairs. Neither the Lessor nor the Lessee shall be liable for any damage caused by its act or neglect if the Lessor or the Lessee or a tenant has recovered the full amount of the damages from insurance. All property belonging to the Lessee or any occupant in the building shall be at the risk of the Lessee and such other person only and the Lessor shall not be liable for damage thereto or theft or misappropriation thereof.

7. Holding Over: If the Lessee retains possession of the premises or any part thereof after the termination of the term by lapse of time or otherwise, the Lessee shall pay the Lessor rent at

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double the rate of rental  specified  in Section 1 for the time the Lessee  thus remains in possession, and in addition thereto, shall pay the Lessor all damages sustained by reason of the Lessee's retention of possession. If the Lessee remains in possession of the premises, or any part thereof, after the termination of the term by lapse of time or otherwise, such holding over shall, at the election of the Lessor expressed in a written notice to the Lessee and not otherwise constitute a renewal of this lease for one year. The provisions of this Section do not waive the Lessor's rights or reentry or any other right hereunder.

8.       Assignment and Subletting.
         [This Section Intentionally Crossed Out]

9. Condition of Premises: The Lessee's taking possession, shall be conclusive evidence as against the Lessee that the premises were in good order and satisfactory condition when the Lessee took possession. No promise of the Lessor to alter, remodel or improve the premises or the Building and no representation respecting the condition of the premises or the Building have been made by the Lessor to the Lessee, unless the same in contained herein, or made a part hereof. This lease does not grant any rights to light or air over property, except over public streets kept open by public authority. At the termination of this lease by lapse of time or otherwise, the Lessee shall return the premises in as good condition as when the Lessee took possession, ordinary wear and loss by fire excerpted, failing which the Lessor may restore the premises to such condition and the Lessee shall pay the cost thereof. The Lessee may remove any floor covering laid by the Lessee, provided (a) the Lessee also removes all nails, tacks, paper, glue, bases and other vestiges of the floor covering, and restores the floor surface to the condition existing before such floor covering was laid, or (b) the Lessee pays to the Lessor, upon request, the cost of restoring the floor surface to such condition. If the Lessee does not remove the Lessee's floor coverings, from the premises prior to the end of the term, the Lessee shall be conclusively presumed to have abandoned the same and title thereto shall thereby pass to the Lessor without payment or credit by the Lessor to the Lessee.

10. Alterations: The Lessee shall not make any alterations in or additions to the premises without the Lessor's advance written consent in each and every instance. The Lessor's decision to refuse such consent shall be conclusive. If the Lessor consents to such alterations or additions before commencement of the work or delivery of any materials onto the premises or into the Building, the Lessee shall furnish the Lessor with plans and specifications, names and addresses of contractors, copies of contracts, necessary permits and indemnification in form and amount satisfactory to Lessor and waivers of lien against any and all claims, costs,

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damages,  liabilities  and  expenses  which  may  arise in  connection  with the alterations or additions. All additions and alterations shall be installed in a good, workmanlike manner and only new, high-grade materials shall be used. Whether the Lessee furnishes the Lessor the foregoing or not, the Lessee hereby agrees to hold the Lessor harmless from any and all liabilities of every kind and description which may arise out of or be connected in any way with said alterations or additions. Before commencing any work in connection with alterations or additions, the Lessee shall furnish the Lessor with certificates of insurance from all contractors performing labor or furnishing materials insuring the Lessor against any and all liabilities which may arise out of or be connected in any way with said additions or alterations. The Lessee shall pay the cost of all such alterations and additions and also the cost of decorating the premises occasioned by such alterations and additions. Upon completing any alterations or additions, the Lessee shall furnish the Lessor with contractors' affidavits and full and final waivers of lien and receipted bills covering all labor and materials expended and used. All alterations and additions shall comply with all insurance requirements and with all ordinances and regulations of any department or agency thereof and with the requirements of all statutes and regulations of the State of Illinois or of any department or agency thereof. The Lessee shall permit the Lessor to supervise construction operations in connection with alterations or additions if the Lessor requests to do so. All additions, hardware, non-trade fixtures and all improvements, temporary or permanent, in or upon the premises, whether placed there by the Lessee or by the Lessor, shall, unless the Lessor requests their removal, become the Lessor's property and shall remain upon the premises at the termination of this lease by lapse of time or otherwise without compensation or allowance or credit to the Lessee. If, upon the Lessor's request, the Lessee does not remove said additions, hardware, non-trade fixtures and improvements, the Lessor may remove the same and the Lessee shall pay the cost of such removal to the Lessor upon demand. The Lessee shall remove the Lessee's furniture, machinery, safe or safes, trade fixtures and other items of personal property of every kind and description from the premises prior to the end of the term, however ended. If not so removed, the Lessor may request their removal, and if the Lessee does not remove them, the Lessor may do so and the Lessee shall pay the cost of such removal to the Lessor upon demand. If the Lessor does not request their removal, all such items shall be conclusively presumed to have been conveyed by the Lessee to the Lessor under this lease as a bill of sale without further payment or credit by the Lessor to the Lessee.

11. Use of Premises: (a) The Lessee shall occupy and use the premises during the term for the purpose above specified and none other. (b) The Lessee shall not exhibit, sell or offer for sale on

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the premises or in the  Building any article or thing except those  articles and things essentially connected with the stated use of the premises without the advance written consent of the Lessor. (c) The Lessee will not make or permit to be made any use of the premises which, directly or indirectly is forbidden by public law, ordinance or governmental regulation or which may be dangerous to life, limb or property, or which may invalidate or increase the premium cost of any policy of insurance carried on the Building or covering its operations. (d) The Lessee shall not display, inscribe, print, paint, maintain or affix on any place in or about the Building any sign, notice, legend, direction, figure or advertisement, except on the doors of the premises and on the Directory Boards, and then only such name or names and matter, and in such color, size, style, place and material, as shall first have been approved by the Lessor in writing.
(e) The Lessee shall not advertise the business, profession or activities of the Lessee conducted in the Building in any manner which violates the letter or spirit of any code of ethics adopted by any recognized association or organization pertaining to such business, profession or activities, and shall not use the name of the Building for any purpose other than that of business address of the Lessee, and shall never use any picture or likeness of the Building in any circulars, notices, advertisements, or correspondence without the Lessor's express consent in writing. (f) The Lessee shall not obstruct, or use for storage, or for any purpose other than ingress and egress, the sidewalks, entrances, passages, courts, corridors, vestibules, halls, elevators and stairways of the Building. (g) No bicycle or other vehicle and no dog or other animal or bird shall be brought or permitted to be in the Building or any part thereof. (h) The Lessee shall not make or permit any noise or odor that is objectionable to other occupants of the Building to emanate from the premises, and shall not create or maintain a nuisance thereon, and shall not disturb, solicit or canvass any occupant of the Building, and shall not do any act tending to injure the reputation of the Building. (i) The Lessee shall not place or permit to be placed any article of any kind on the window ledges or on the exterior walls, and shall not throw or permit to be thrown or dropped any article from any window of the Building. (k) The Lessee shall not undertake to regulate any thermostat, and shall not waste water by tying, wedging or otherwise fastening open any faucet. (l) No additional locks or similar devices shall be attached to any door or window. No keys for any door other than those provided by the Lessor shall be made. If more than two keys for one lock are desired by the Lessee, the Lessor may provide the same upon payment by the Lessee. Upon termination of this lease or of the Lessee's possession the Lessee shall surrender all keys of the premises and shall make known to the Lessor the explanation of all combination locks on safes, cabinets and vaults. (m) The Lessee shall be responsible for the locking of doors and the closing of transoms and windows in and to the premises. (n) If the

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Lessee  desires  telegraphic,  telephone  burglar alarm or signal  service,  the
Lessor will, upon request, direct where and how connections and all wiring for such service shall be introduced and run. Without such directions, no boring, cutting or installation of wires or cables is permitted. (o) If the Lessee desires and the Lessor permits blinds, shades, awnings, or other form of inside or outside window covering, or window ventilators or similar devices, they shall be furnished, installed and maintained at the expense of the Lessee and must be of such shape, color, material and make as approved by the Lessor. (p) All persons entering or leaving the Building between the hours of 6 p.m. and 8 a.m., Monday through Friday, or at any time on Saturdays, Sundays or holidays, may be required to identify themselves to a watchman by registration or otherwise and to establish their rights to enter or leave the Building. The Lessor may exclude or expel any peddler, solicitor or beggar at any time. (q) The Lessee shall not overload any floor. The Lessor may direct the routing and location of safes and other heavy articles. Safes, furniture and all large articles shall be brought through the Building and into the premises at such times and in such manner as the Lessor shall direct and at the Lessee's sole risk and responsibility. (r) Unless the Lessor gives advance written consent in each and every instance, the Lessee shall not install or operate any steam or internal combustion engine, boiler, machinery, refrigerating or heating device or air-conditioning apparatus in or about the premises, or carry on any mechanical business therein, or use the premises for housing accommodations or lodging or sleeping purposes, or do any cooking therein, or use any illumination other than electric light, or use or permit to be brought into the Building any inflammable oils or fluids such as gasoline, kerosene, naphtha and benzine, or any explosives or other articles deemed extra hazardous to life, limb or property. (s) The Lessee shall not place or allow anything to be against or near the glass of partitions or doors of the premises which may diminish the light in, or be unsightly from, halls or corridors. (t) The Lessee shall not install in the premises any equipment which uses a substantial amount of electricity without the advance written consent of the Lessor. The Lessee shall ascertain from the Lessor the maximum amount of electrical current which can safely be used in the demised premises, taking into account the capacity of the electric wiring in the Building and the premises and the needs of other tenants in the Building and shall not use more than such safe capacity. The Lessor's consent to the installation of electric equipment shall not relieve the Lessee from the obligation not to use more electricity that such safe capacity. (u) The Lessee shall not lay linoleum or other similar floor covering so that such floor covering shall come in direct contact with the floor of the premises, and if linoleum or other similar floor covering is used, an interliner of builder's deadening felt shall first be affixed to the floor by paste or other material soluble in water. The use of cement or other

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similar  material is prohibited.  (v) In addition to all other  liabilities  for breach of any covenant of this Section 11, the Lessee shall pay to the Lessor all damages caused by such breach and shall also pay to the Lessor an amount equal to any increase in insurance premium or premiums caused by such breach. The violation of any covenant of this Section 11 may be restrained by injunction.

12.      Repairs
         [This Section Intentionally Crossed Out.]

13. Untenantability: If the premises or the Building are made untenantable by fire or other casualty the Lessor may elect (a) to terminate this lease as of the date of the fire or casualty by notice to the Lessee within thirty days after that date, or (b) to repair, restore or rehabilitate the Building or the premises at the Lessor's expense within one hundred twenty days after the Lessor is enabled to take possession of the injured premises and undertake reconstruction or repairs, in which latter event the lease shall not terminate but rent shall be abated on a per diem basis while the premises are untenantable. If the Lessor elects so to repair, restore or rehabilitate the Building or the premises and does not substantially complete the work within the one hundred twenty day period, either party can terminate this lease as of the date of the fire or casualty by notice to the other party not later than one hundred thirty days after the Lessor is enabled to take possession of the injured premises and undertake reconstruction or repairs. In the event of termination of the lease pursuant to this Section 13, rent shall be appropriated on a per diem basis and be paid to the date of the fire or casualty.

14. Eminent Domain: If the Building, or any portion thereof which includes a substantial part of the premises or which prevents the operation of the building, shall be taken or condemned by any competent authority for any public use or purpose, the term of this lease shall end upon, and not before, the date when the possession of the part so taken shall be required for such use or purpose, and without apportionment of the condemnation award. The Lessee shall have not right to share in such award. Current Rent shall be apportioned as of the date of such termination. If any condemnation proceeding shall be instituted in which it is sought to take or damage any part of the Building, or the land under it, or if the grade of any street or alley adjacent to the Building is changed by any competent authority and such change of grade makes it necessary or desirable to remodel the Building to conform to the changed grade, the Lessor shall have the right to cancel this lease upon not less than ninety days' notice prior to the date of cancellation designated in the notice. No money or other consideration shall be payable by the Lessor to the Lessee for the right of cancellation, and the Lessee shall have no right to share in the condemnation award or in any judgment for damages caused by

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the change of grade.

15. Lessor's Remedies: All rights and remedies of the Lessor herein enumerated shall be cumulated, and none shall exclude any other right or remedy allowed by law.

         (a) If any voluntary or involuntary petition or similar pleading under any section or sections of any bankruptcy act shall be filed by or against the Lessee, or any voluntary or involuntary proceeding in any court or tribunal shall be instituted to declare the Lessee insolvent or unable to pay the Lessee's debts, and in the case of an involuntary petition or proceeding, the petition or proceeding is not dismissed within thirty days from the date it is filed the Lessor may elect, but is not required, and with or without notice of such election, and with or without entry or other action by the Lessor, to forthwith terminate this lease, and, notwithstanding any other provision of this lease, the Lessor shall forthwith upon such termination be entitled to recover damages in an amount equal to the then present value of the rent specified in
Section 1 of this lease for the residue of the stated term hereof, less the fair rental value of the premises for the residue of the stated term.

         (b) If the Lessee defaults in the payment of rent, and the Lessee does not cure the default within five days after demand for payment of such rent, or if the Lessee defaults in the prompt and full performance of any other provisions of this lease, and the Lessee does not cure the default within twenty days (forthwith if the default involves a hazardous condition) after written demand by the Lessor that the default be cured unless the default involves a hazardous condition, which shall be cured forthwith upon the Lessor's demand, or if the leasehold interest of the Lessee be levied upon under execution or be attached by process of law, or the Lessee makes an assignment for the benefit of creditors, or if a receiver be appointed for any property of the Lessee, or if the Lessee abandons the premises, then and in any such event the Lessor may, if the Lessor so elects but not otherwise, and with or without notice of such election and with or without any demand whatsoever either forthwith terminate this lease and the Lessee's right to possession of the premises or, without terminating this lease forthwith terminate the Lessee's right to possession of the premises.

         (c) Upon any termination of this lease whether by lapse of time or otherwise or upon any termination of the Lessee's right to possession without termination of the _____, the Lessee shall surrender _______immediately and deliver possession thereof to the Lessor, and hereby grants to the Lessor full and free license to enter into and upon the premises in such event with or without process of law and to repossess the Lessor of the premises as of

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the Lessor's  former estate and to expel or remove the Lessee and any others who may be occupying or within the premises and to remove any and all property therefrom, using such force as may be necessary, without being deemed in any manner guilty of trespass, eviction or forcible entry or detainer and without relinquishing the Lessor's rights to rent or any other right given to the Lessor hereunder or by operation of law.

         (d) If the Lessee abandons the premises or otherwise entitles the Lessor so to elect, and the Lessor elects to terminate the Lessee's right to possession only, without terminating the lease, the Lessor may, at the Lessor's option enter into the premises, remove the Lessee's signs and other evidences of tenancy, and take and hold possession thereof as in Paragraph (c) of this
Section 15 provided, without such entry and possession terminating the lease or releasing the Lessee, in whole or in part, from the Lessee's obligation to pay the rent hereunder for the full term, and in any such case the Lessee, shall pay forthwith to the Lessor, if the Lessor so elects, a sum equal to the entire amount of the rent specified in Section 1 of this lease for the residue of the stated term plus any other sums then due hereunder. Upon and after entry into possession without termination of the lease, the Lessor may, but need not, relet the premises or any part thereof for the account of the Lessee to any person, firm or corporation other than the Lessee for such rent, for such time and upon such terms as the Lessor in the Lessor's sole discretion shall determine, and the Lessor shall not be required to accept any tenant offered by the Lessee or to observe any instructions given by the Lessee about such reletting. In any such case, the Lessor may make repairs, alterations and additions in or to the premises, and redecorate the same to the extent deemed by the Lessor necessary or desirable, and the Lessee shall, upon demand, pay the cost thereof, together with the Lessor's expenses of the reletting. If the consideration collected by the Lessor upon any such reletting for the Lessee's account is not sufficient to pay monthly the full amount of the rent reserved in this lease, together with the costs of repairs, alterations, additions, redecorating and the Lessor's expenses, the Lessee shall pay to the Lessor the amount of each monthly deficiency upon demand; and if the consideration is collected from any such reletting is more than sufficient to pay the full amount of the rent reserved herein, together with the costs and expenses of the Lessor, the Lessor, at the end of the stated term of the lease, shall account for the surplus to the Lessee.

         (e)      [Deliberately Struck Out]

         (f) Any and all property which may be removed from the premises by the Lessor pursuant to the authority of the lease or of law, to which the Lessee is or may be entitled, may be handled, removed or stored by the Lessor at the risk, cost and expense of

ALANORTH, L.L.C. OFFICE LEASE 1
the Lessee, and the Lessor shall in no event be responsible for the value, preservation or safekeeping thereof. The Lessee shall pay to the Lessor, upon demand, any and all expenses incurred in such removal and all storage charges against such property of the Lessee not retaken from storage by the Lessee within thirty days after the end of the term, however terminated, shall be conclusively presumed to have been conveyed by the Lessee to the Lessor under this lease as a bill of sale without further payment or credit by the Lessor to the Lessee.

         (g) The Lessee shall pay upon demand all the Lessor's costs, charges and expenses, including the fees of counsel, agents and others retained by the Lessor, incurred in enforcing the Lessee's obligations hereunder or incurred by the Lessor in any litigation, negotiation or transaction in which the Lessee causes the Lessor, without the Lessor's fault, to become involved or concerned.

16. Subordination of Lease: The rights of the Lessee under this lease shall be and are subject and subordinate at all times to the lien of any mortgage or mortgages now or hereafter in force against the Building or the underlying leasehold estate, if any, and to all advances made or hereafter to be made upon the security thereof, and the Lessee shall execute such further instruments subordinating this lease to the lien or liens of any such mortgage or mortgages as shall be requested by the Lessor.

17. Notices: In every instance where it shall be necessary or desirable for the Lessor to serve any notice or demand upon the Lessee, it shall be sufficient (a) to deliver or cause to be delivered to the Lessee a written or printed copy thereof, or (b) to send a written or printed copy thereof by United States certified or registered mail, postage prepaid, addressed to the Lessee at the demised premises, in which event the notice or demand shall be deemed to have been served at the time the copy is posted, or (c) to leave a written or printed copy thereof with some person above the age of ten years in possession of the demised premises or to affix the same upon any door leading into the demised premises, in which event the notice or demand shall be deemed to have been served at the time the copy is so left or affixed. All notices or demands shall be signed by or on behalf of the Lessor.

18. Miscellaneous: (a) No receipt of money by the Lessor from the Lessee after the termination of this lease or after the service of any notice or after the commencement of any suit, or after final judgment for possession of the premises shall renew, reinstate, continue or extend the term of this lease or affect any such notice, demand or suit.

         (b) No waiver of any default of the Lessee hereunder shall be implied from any omission by the Lessor to take any action on

ALANORTH, L.L.C. OFFICE LEASE 1
account of such default if such default persists or be repeated, and no express waiver shall affect any default other than the default specified in the express waiver and that only for the time and to the extent therein stated. The invalidity or unenforceability of any provision hereof shall not affect or impair any other provision.

         (c) In the absence of fraud, no person, firm or corporation, or the heirs, legal representatives, successors and assigns, respectively, thereof, executing this lease as agent, trustee or in any other representative capacity shall ever be deemed or held individually liable hereunder for any reason or cause whatsoever.

         (d) The words "Lessor" and "Lessee" wherever used in this lease shall be construed to mean Lessors or Lessees in all cases where there is more than one lessor or lessee, and the necessary grammatical changes required to make the provisions hereof apply either to corporations or individuals, men or women, shall in all cases be assumed as though in each case fully expressed.

         (e) Provisions inserted herein or affixed hereto shall not be valid unless appearing in the duplicate original hereof held by the Lessor. In event of variation or discrepancy, the Lessor's duplicate shall control.

         (f) Each provision hereof shall extend to and shall, as the case may require, bind and inure to the benefit of the Lessor and the Lessee and their respective heirs, legal representatives and successors, and assigns in the event this lease has been assigned with the express, written consent of the Lessor.

         (g) Submission of this instrument for examination does not constitute a reservation of or option for the premises. The instrument becomes effective as a lease upon execution and delivery by both Lessor and Lessee.

         (h) The heading of sections are for convenience only and do not limit or construe the contents of the sections.

         (i) All amounts (other than the Rent) owed by the Lessee to the Lessor hereunder shall be paid within ten days from the date the Lessor renders statements of account therefor and shall bear interest at the rate of 7% per annum thereafter until paid.

         (j) Provisions typed on the back of this lease and signed by the Lessor and the Lessee and all riders attached to this lease and signed by the Lessor and the Lessee are hereby made a part of this lease as though inserted at length in this lease.

         (k) If the Lessee shall occupy the premises prior to the

ALANORTH, L.L.C. OFFICE LEASE 1
beginning of the term of this lease with the Lessor's consent, all the provisions of this lease shall be in full force and effect as soon as the Lessee occupies the premises. Rent for any period prior to the beginning of the term of this lease shall be fixed by agreement between the Lessor and Lessee.








































ALANORTH, L.L.C. OFFICE LEASE 1

                                   ASSIGNMENT



For value received, the undersigned Lessee hereby assigns all the Lessee's right, title and interest in and to the within lease from and a

________________________unto___________________________________  the premises to be use and occupied for _______________________________ and for no other purpose agreed this assignment shall not release or relieve the undersigned, as Original Lessee, from any liability under the covenants of the ___ provisions of paragraph (e) of Section 15 of this lease.

                                         LESSEE:________________________
                                         ________________________


Dated__________________, 19___


================================================================================


                            ACCEPTANCE OF ASSIGNMENT

In consideration of the above assignment and the written consent of the Lessor thereto, the undersigned Assignee (binding also the__ representatives and successors), hereby assumes the obligations of said lease imposed on the Lessee and promises to make all payments ___ perform all conditions and covenants of the lease by the Lessee to be kept and performed commencing ____________________ adopting for the undersigned the provisions of paragraph (e) of Section 15 of the lease as though here restated.

                                         LESSEE:________________________
                                         ________________________



Dated__________________, 19___



Lessor:  THE TAKIFF PROPERTIES GROUP
        ------------------------------------
#2, Sanford Takiff, General Partner
With Berkson & Sons Ltd. As Managing Agent
Lessee:   ALANORTH, L.L.C.
        ------------------------------------
--------------------------------------------


ALANORTH, L.L.C. OFFICE LEASE 1

Premises:         633 Skokie Blvd. Ste. #407
                  Northbrook, IL  60062
Term:             Five (5) years
From:                      JANUARY 1,
To:               DECEMBER 31, 2002
Rent:                      1/1/98 - 12/3/198 - $3250.00/mo
                  1/1/99 - 12/31/99 - $3347.50/mo
                  1/1/00 - 12/31/00 - $3447.93/mo
                  1/1/01 - 12/31/01 - $3551.37/mo
                  1/1/02 - 12/31/02 - $3657.91/mo

                                               CONSENT TO ASSIGNMENT

Lessor hereby consents to the above Assignment upon the express condition that Original Lessee shall remain liable for the prompt pay ___ the keeping and performance of all conditions and covenants of the lease by the Lessee to be kept and performed. The Lessor does ___ any further Assignment or to any subletting of the premises.

                                               LESSOR:______________________
                                               _____________________________



Dated__________________, 19___

================================================================================

                                    GUARANTY

[Blank line/space indicates illegible text]In consideration of the making of the above lease by the Lessor with the Lessee at the request of the undersigned and in reliance on this ____ signed hereby guarantees the payment of the Rent to be paid by the Lessee and the performance by the Lessee of all the terms, conditions, ___ agreements of the lease, and the undersigned promises to pay all the Lessor's expenses, including reasonable attorney's fees, incurred by ___ all obligations of the Lessee under the lease or incurred by the Lessor in enforcing this guaranty. The Lessor's consent to any assign__ and successive assignments by the Lessee and Lessee's assigns, of this lease, made either with or without notice to the undersigned, or a ___ use of the demised premises, or Lessor's forbearance, delays, extensions of time or any other reason whether similar to or differen___ shall in no wise or manner release the undersigned from liability as guarantor.

WITNESS the hand and seal of the undersigned at the date of the above lease.






ALANORTH, L.L.C. OFFICE LEASE 1

                                    R I D E R


In the event there is an inconsistency or contradiction between the provisions of this Rider and the printed portion of this lease, the provisions of this Rider shall prevail.

Lessor, at Lessor's cost and expense, shall keep the heating, air conditioning, electrical, plumbing and other work systems in the Building in good order, condition and repair and shall keep the public and other portions of the Building necessary to the enjoyment and use of the demised premises by Lessee in good order, condition and repair. At any reasonable time or times the Lessor, either voluntarily or pursuant to government requirements may at Lessor's own expense make repairs, alterations or improvements in or to the Building or any part thereof, including the demised premises, and during such work operations, Lessor may, if reasonably appropriate, close entrances, doors, corridors or other facilities all without any liability to Lessee by reason of interference, inconvenience or annoyance. To the full extent permitted by law, Lessee hereby waives and releases all claims against Lessor, its employees and agents for any expense, injury, loss or damage to persons or property sustained in or to any part of the Building or the demised premises or upon any adjacent or nearby building, land, street or alley, except due to negligence of Lessor, its employees and agents.

Lessee shall at its own expense, keep the demised premises in good order, condition and repair, subject however to the provisions of Section 13, and shall promptly and adequately repair all damage to the demised premises and the Building caused by Lessee or its employees and invitees, including replacing or repairing all damaged or broken glass, fixtures and appurtenances under the supervision and with the approval of Lessor and within any reasonable period of time specified by Lessor, and if Lessee does not do so, Lessor may, but not need make such repairs and replacements and Lessee shall pay Lessor the cost thereof. Lessee shall install and use at all times, floor pads or protective mats under all movable chairs and Lessee shall be responsible for damage to carpeting in the demised premises caused directly or indirectly by Lessee's failure to install such floor pads or protective mats.

Lessor, at Lessor's cost and expense, shall furnish Lessee with Levolor blinds in the demised premises. If Lessee desires to hang drapes over blinds, all drapes must be lined with a white fabric and be approved by Lessor.

Lessor, at Lessor's cost and expense, shall furnish to Lessee air conditioning daily from 8:00 a.m. to 6:00 p.m. Monday thru Friday, and 8:00 a.m. to 1:00 p.m. on Saturdays (Sundays and Holidays





ALANORTH, L.L.C. OFFICE LEASE 1
excepted) wherever air conditioning shall be required for the comfortable occupancy and use of the demised premises.

Included in the Janitor Service referred to in the printed portion of this lease, Lessor at Lessor's cost and expense, shall furnish to Lessee nightly cleaning service in accordance with cleaning service schedule (Saturdays, Sundays and Holidays excepted).

Lessor agrees that Lessee shall have the right to sublease or assign the demised premises to a reputable tenant, subject to approval by Lessor. Such approval shall not be unreasonable withheld. Lessee agrees to furnish Lessor with a copy of said sublease at the time of Lessee's request for approval. Subleasing of demised premises shall not release Lessee from the obligations of this lease and Lessee shall remain fully liable for the payment of rent and additional rent due and to become due hereunder and for the performance of all the covenants, conditions, agreements and terms contained in this lease on the part of Lessee to be performed.

All rent must be fully paid, at least fourteen days prior to Lessee's moving out of the demised premises.

Whenever consent, approval or permission of Lessor may be required under the provisions of this lease, such consent, approval or permission shall not be unreasonably withheld or delayed.

Lessor warrants that Lessor has full right and lawful authority to lease to Lessee the demised premises and hereby consents and agrees to defend the leasehold right and the title created in Lessee by this lease and this undisturbed quiet and peaceful possession of the demised premises by Lessee.

Lessee acknowledges and agrees that during such time as Aetna Life Insurance Company may be Lessor's mortgage lender, Lessee may not terminate this Lease on account of Lessor's default unless Lessee has sent a copy of its of notice of default of Aetna Life Insurance Company, One Civic Center Plaza, P.O. Box 1414, Hartford, Connecticut 06143, by certified or registered mail, postage prepaid, and offered Aetna sixty (60) days within which to cure such default; whereupon Lessee shall not have the right so to terminate this Lease if Aetna obligates itself so to cure such default by written notice to Lessee given within fifteen
(15) days of Lessee's written notice to Aetna and so cures such default within said sixty (60) days period.

Real Estate Taxes. Lessee agrees to pay, in addition to the monthly rent provided herein, additional rent to be made with respect to each calendar year of the term or portion thereof, if the Ownership Taxes for any year of the term (including the year I






ALANORTH, L.L.C. OFFICE LEASE 1
which this lease terminates) reflects a tax in excess of the tax per square foot of building area as same may be determined based upon the 1996* Tax Bill; then such excess of the tax per square foot so determined shall be paid by Lessee for the number of square feet of area leased hereunder. Lessor shall deliver to Lessee a statement containing the necessary information with respect to Ownership Taxes and Lessee's share thereof, if any shall be due, shall be paid by Lessee within fifteen (15) days thereafter. The additional taxes for any fractional year shall be computed on the basis of the most recent ascertainable tax bill paid on or before the termination date of this lease. "Ownership Taxes" are defined as the general real estate taxes levied or assessed against the land of the Site and the Building in which the leased premises are located, if any, levied or assessed against said property limited, however, to the installment which applies to the calendar year in which paid. There shall be included in Real Estate Taxes the amount of fees, costs, and expenses including reasonable attorney fees paid or incurred by Lessor in seeking or obtaining a refund or reduction in such taxes. The ratio for such adjustment shall be 2600/48,400 square feet. *To be paid in 1997.

Electric Charges. Lessee agrees to pay in addition to the monthly rent provided herein, additional rent to be made with respect to the electrical charges for any calendar year of the term or portion thereof. If the electric bill for any one year of the term (including the year in which this lease terminates) reflects an increase, then Lessee is obligated to pay their proportionate share of the increase over the base year. Said base year shall be the 1997 total electric bill. Said electrical charges, exclusive of the restaurant, shall be calculated under the following ratio - 2600 /36,000 square feet.

On or about March 1, 1998 and on or about March 1, of each year thereafter, Lessor shall furnish to Lessee copies of invoices of electrical charges paid by the Building for the previous calendar year together with a statement for any additional rent due pursuant to this paragraph, which additional rent shall be due and payable within ten (10) days after receipt of such statement.

As security for the faithful performance of the terms and obligations of this lease, Lessee has deposited with the Lessor the sum of Three Thousand Two Hundred Fifty ($3,250.00) and no/100ths-- -- DOLLARS. At no time shall said security deposit be considered as payment of advance rental. Provided that the Lessee is not in default in the payment of the rent or any other terms of this lease, Lessor shall return said security deposit to the Lessee within a reasonable period of time after the expiration of the term hereof. However, should Lessee default in the terms hereof, the said security deposit shall thereupon without further notice to Lessee become the sole and exclusive property of the Lessor and in









ALANORTH, L.L.C. OFFICE LEASE 1
the event said security deposit shall be insufficient to cover the damages sustained by the Lessor, Lessor shall have the right to proceed against the Lessee for the recovery of the balance of the damages due it and shall be entitled to take any further action against the Lessee by virtue of any existing statute or in any other manner. In the event the premises are sold or transferred prior to the expiration of this lease, Lessee agrees that the aforesaid security deposit may be transferred to the purchaser of said premises or the grantee thereof and that Lessee shall look to said purchaser or grantee for the return of said security deposit. All rents, excess taxes, and electrical charges due and owing under said lease must be paid in full before said security deposit is returned.

Hazardous Waste. The term "Hazardous Substances", as used in this lease shall mean pollutants, contaminants, toxic or hazardous wastes, or any other substances, the use and/or the removal of which is required or the use of which is restricted, prohibited or penalized by any "Environmental Law", which term shall mean any federal, state or local law, ordinance or other statute of a governmental or quasi-governmental authority relating to pollution or protection of the environment. Tenant hereby agrees that (A) no activity will be conducted on the premises that will produce any Hazardous Substance, except for such activities that are part of the ordinary course of Lessee's business activities (the "Permitted Activities") provided said Permitted Activities are conducted in accordance with all Environmental Laws and have been approved in advance in writing by Lessor; Lessee shall be responsible for obtaining any required permits and paying any fees and providing any testing required by any governmental agency; (B) the premises will not be used in any manner for the storage of any Hazardous Substances except for the temporary storage of such materials that are used in the ordinary course of Lessee's business (the "Permitted Materials") provided such Materials are property stored in a manner and location meeting all Environmental Laws and approved in advance in writing by Lessor; Lessee shall be responsible for obtaining any required permits and paying any fees and providing any testing required by any governmental agency;
(C) no portion of the premises will be used as a landfill or a dump; (D) Lessee will not install any underground tanks of any type; (E) Lessee will not allow any surface or subsurface conditions to exit or come into existence that constitute, or with the passage of time may constitute a public or private nuisance; (F) Lessee will not permit any Hazardous Substances to be brought into the premises, except for the Permitted materials described above, and if so brought or found located thereon, the same shall be immediately removed, with proper disposal, and all required cleanup procedures shall be diligently undertaken pursuant to all Environmental Laws. Lessor or Lessor's representative shall have the right but not the obligation to enter the premises for the purpose of inspecting the




ALANORTH, L.L.C. OFFICE LEASE 1
storage, use and disposal Permitted Materials to ensure compliance with all Environmental Laws. Should it be determined, in Lessor's sole opinion, that said Permitted Materials are being improperly stored, used, or disposed of, then Lessee shall immediately take such correction action as required by Lessor. Should Lessee fail to take such corrective action within 24 hours, Lessor shall have the right to perform such work and Lessee shall promptly reimburse Lessor for any and all costs associated with said work. If at any time during or after the term of the lease, the premises are found to be so contaminated or subject to said conditions, Lessee shall diligently institute proper and thorough cleanup procedures at Lessee's sole cost and Lessee agrees to indemnify and hold Lessor harmless from all claims, demands, actions, liabilities, costs, expenses, damages, and obligations of any nature arising from or as a result of the use of the premises by Lessee. The foregoing indemnification and the responsibility of Lessee shall survive the termination or expiration of this Lease.

Casualty Insurance. Tenant agrees at all times during the term hereof at its expense to keep its merchandise, fixtures, equipment, leasehold improvements and other property situated within the Premises insured against fire, with extended coverage to the extent of at least 80% of the replacement value thereof. Tenant further agrees that, at all times, when a "boiler" as that term is defined for the purposes of boiler insurance, is located on premises insurance with policy limits of not less than $100,000 insuring both Landlord and tenant against loss or liability caused by the operation or malfunction of such boiler shall be required. Such insurance shall be carried with companies satisfactory to Landlord, and shall be in form satisfactory to Landlord. Tenant shall obtain a written obligation of each insurance company to notify Landlord at lease 30 days prior to modification, change, or cancellation of such insurance. Such policies or duly executed certificates of insurance shall be delivered to Landlord prior to the commencement of Tenant's occupancy hereunder and renewals thereof as required shall be delivered to Landlord at least 3 days prior to the expiration of the respective policy terms.

The proceeds to Tenant of such insurance shall not be used, except with the consent of Landlord, for any purpose other than the repair or replacement of merchandise, fixtures, equipment, leasehold improvements and other property situated within the Premises.

Liability Insurance. Tenant agrees to carry during the term hereof public liability insurance in respect of the Premises written by a company satisfactory to Landlord providing comprehensive general liability (including bodily injury and property damage coverage) with a broad form coverage endorsement and a combined single limit of at least $1 million. Such insurance shall name Landlord, its agents, beneficiaries, and employees as additional insured parties






ALANORTH, L.L.C. OFFICE LEASE 1
and shall provide that Landlord shall be given a minimum of 30 days notice by the insurance company prior to cancellation, termination or change of such insurance. Tenant shall provide Landlord with copies of the policies or certificates evidencing that such insurance is in full force and effect and stating the terms thereof.

Indemnity. Tenant shall indemnify, defend and hold harmless Landlord, its agents and employees,(except for Landlord's gross negligence or willful misconduct), from and against all claims, liabilities, losses, damages and expenses, including attorneys fees and court costs, for injury to or death of any person or loss of or damage to property in or upon the Premises and including the person and property of Tenant, if caused or contributed to by Tenant, its employees, agents, invitees, licensees or others, it being understood and agreed that all property kept, stored, or maintained in or upon the Premises, shall be at risk of Tenant. Landlord shall indemnify hold harmless and defend Tenant (except for Tenant's gross negligence or willful misconduct) against all claims, losses or liabilities for injury or death to any person or for damage to or loss of use of any property arising out of any occurrence in, on or about the Building or land (other than the Premises) if caused by Landlord or Landlord's agents, (other tenants or their invitees or agents shall not be considered Landlord's agents). Such indemnification shall include and apply to attorney's fees, investigation costs, and other costs actually incurred by the Tenant. Such indemnification shall include and apply to attorney's fees, investigation costs, and other costs actually incurred by Landlord.

Substitution. Landlord reserves the right, upon thirty (30) days written notice to Tenant, to substitute other premises within the building for the premises described above. The substituted premises shall contain at least the same square footage as the leased premises, shall contain comparable Tenant improvements, and the rental shall be at the then current rate for such space, but in no way to exceed the rental specified herein. Landlord shall pay all reasonable moving expenses of Tenant inciden__ to such substitution of premises.

From and after a default in the payment of rent or other money due Lessor under this Lease, at the option of Lessor, Lessee shall thereafter pay all sums due Lessor by cashier's or certified check.

1.Lessor, at Lessor's cost and expense shall demolish six perimeter offices and one coat closet per Exhibit "A" at a cost of
______________.

2.Lessor, at Lessor's cost and expense, shall patch, paint and recarpet using building standard paint and carpet.








ALANORTH, L.L.C. OFFICE LEASE 1




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




3.Lessee  shall have the right to  terminate  this lease at the end of the third
(3rd) year with six (6) months written notice and a check paying Landlord's unamortized remodeling cost amortized on a straight line basis.

4.Lessor shall provide Lessee with Landlord's remodeling costs within 30 days of the commencement of the term.

5.In the event that Landlord/Lessor must enter the Premises for any reason, Landlord/Lessor must provide Lessee reasonable notice prior to entry.

THIS RIDER IS ATTACHED TO AND MADE PART OF A CERTAIN OFFICE LEASE dated October 6, 1997 by and between THE TAKIFF PROPERTIES GROUP LTD. #2 Sanford Takiff, General Partner, with Berkson & Sons Ltd. As Managing Agent as Lessor and ALARON TRADING CORP. as Lessee for the office space commonly known as 633 SKOKIE BOULEVARD, SUITE #407, NORTHBROOK, ILLINOIS 60062, for a term commencing December 1, 1997 and ending November 30, 2002.


LESSOR:                                        LESSEE:



THE TAKIFF PROPERTIES GROUP LTD.               ALANORTH, L.L.C
#2, Sanford Takiff, General
Partner, with Berkson & Sons Ltd.
as Managing Agent



BY:____________________________                BY:__________________________
         Its Duly Authorized Agent

* Landlord shall indemnify, hold harmless and defend Tenant (except for Tenant's gross negligence or willful misconduct) against all claims, losses or liabilities, for injury or death to any person or for damage to or loss of use of any property arising out of any occurrence in, on or about the Building or land (other than the Premises) if caused by Landlord or Landlord's agents, (other tenants or their invitees or agents shall not be considered Landlord's agents). Such indemnification shall include and apply to attorney's fees, investigation costs, and other costs actually incurred by the Tenant.





ALANORTH, L.L.C. OFFICE LEASE 1



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




                           THIS PAGE FOR BUILDING PLAN

















                        633 Skokie Blvd., Northbrook, IL
                                    Suite 407
                             2,600 sq. ft. Rentable
                           $15.00 sq. ft./$3,250.00 mo
                        BERKSON & SONS REALTORS 498-6000

                                   Jack Leahy
                                  Sales Manager



                       43.333 Skokie Boulevard - Suite 111
Northbrook, Illinois 60062
(847) 498-6000       (847) 498-4529
Northbrook             Fax



ALANORTH, L.L.C. OFFICE LEASE 1


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